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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

         Date of Report (Date of earliest event reported): July 27, 1998
                           --------------------------



                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

                           --------------------------



          New York                      1-7657                 13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

               ---------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events

     On July 27, 1998, the Registrant issued a press release announcing the election of Richard A. McGinn to its Board of Directors. A portion of such press release is filed herein as Exhibit 99.1

     On July 27, 1998, the Registrant issued a press release announcing its second quarter earnings and distributed a 1998 Second Quarter Earnings Supplement. Such press release is filed herein as Exhibit 99.2, and such Earnings Supplement is filed herein as Exhibit 99.3.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

        (c)   Exhibits

        99.1 A portion of press release of American Express Company dated July 27, 1998.

        99.2 Press release of American Express Company announcing its second quarter earnings, dated July 27, 1998.

        99.3  1998 Second Quarter Earnings Supplement of American
              Express Company.

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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                            AMERICAN EXPRESS COMPANY
                                            (REGISTRANT)



                                            By /s/ Stephen P. Norman
                                               ---------------------
                                            Name:  Stephen P. Norman
                                            Title: Secretary









DATE:   July 28, 1998


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                                  EXHIBIT INDEX


Item No.              Description
----------            -----------

99.1 A portion of press release of American Express Company dated July 27, 1998.

99.2 Press release of American Express Company announcing its second quarter earnings, dated July 27, 1998.

99.3          1998 Second Quarter Earnings Supplement of American
              Express Company.

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